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GreenPoint Manufactured Housing Contract Trust          [Greenpoint Credit Logo]
Pass Through Certificates
Series 2001-2

MONTHLY REPORT - COMBINED
Determination Date:                                    16-Jan-02
Distribution Date Class I A-1                          22-Jan-02
Distribution Date Class I A-2                          11-Feb-02
Distribution Date Class II A-1                         22-Jan-02
Distribution Date Class II A-2                         13-Feb-02
Month End Date:                                        31-Dec-01

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
   (a)   Class I A-1 Distribution Amount                                                                                3,054,694.39
   (b)   Class I A-1 Distribution Principal                                                                             2,788,689.96
                     Scheduled Payments of Principal                                                  1,080,522.01
                     Partial Prepayments                                                                210,258.00
                     Scheduled Principal Balance Principal Prepayment in Full                         1,189,472.72
                     Scheduled Principal Balance Liquidated Contracts                                   308,437.23
                     Scheduled Principal Balance Repurchases                                                  0.00
                     Principal Shortfall                                                                      0.00
   (c)   Class I A-1 Interest Distribution                                                                                266,004.43
         Class I A-1 Interest Shortfall                                                                                         0.00
   (d)   Class I A-1 Remaining Certificate Balance              (CUSIP#395383BJ0)                                     127,194,132.88

   (e)   Class I A-2 Distribution Amount                                                                                  162,066.67
   (f)   Class I A-2 Distribution Principal                                                                                     0.00
                     Scheduled Payments of Principal                                                          0.00
                     Partial Prepayments                                                                      0.00
                     Scheduled Principal Balance Principal Prepayment in Full                                 0.00
                     Scheduled Principal Balance Liquidated Contracts                                         0.00
                     Scheduled Principal Balance Repurchases                                                  0.00
                     Class I A-2 Holdover Amount                                                              0.00
                     Principal Shortfall                                                                      0.00
   (g)   Class I A-2 Interest Distribution                                                                                162,066.67
         Class I A-2 Interest Shortfall                                                                                         0.00
   (h)   Class I A-2 Remaining Certificate Balance              (CUSIP#395383BK7)                                      85,000,000.00

   (i)   Class II A-1 Distribution Amount                                                                               1,782,546.14
   (j)   Class II A-1 Distribution Principal                                                          1,576,538.73
                      Scheduled Payments of Principal                                                   251,563.74
                      Partial Prepayments                                                               104,063.89
                      Scheduled Principal Balance Principal Prepayment in Full                        1,122,378.90
                      Scheduled Principal Balance Liquidated Contracts                                   98,532.20
                      Scheduled Principal Balance Repurchases                                                 0.00
                      Principal Shortfall                                                                     0.00
   (k)   Class II A-1 Interest Distribution                                                                               206,007.41
         Class II A-1 Interest Shortfall                                                                                        0.00
   (l)   Class II A-1 Remaining Certificate Balance             (CUSIP#395383BL5)                                      95,816,898.44

   (m)   Class II A-2 Distribution Amount                                                                                 170,833.33


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   (n)   Class II A-2 Distribution Principal                                                                  0.00
                     Scheduled Payments of Principal                                                          0.00
                     Partial Prepayments                                                                      0.00
                     Scheduled Principal Balance Principal Prepayment in Full                                 0.00
                     Scheduled Principal Balance Liquidated Contracts                                         0.00
                     Scheduled Principal Balance Repurchases                                                  0.00

   (o)   Class II A-2 Interest Distribution                                                                               170,833.33
         Class II A-2 Interest Shortfall                                                                                        0.00
   (p)   Class II A-2 Remaining Certificate Balance            (CUSIP# 395383BM3)                                     100,000,000.00
   (q)   LIBOR                                                                                                              1.93250%
         Class I A-1 Pass Through Rate                                                                                      2.23250%
         Class I A-2 Pass Through Rate                                                                                      2.08000%
         Class II A-1 Pass Through Rate                                                                                     2.30750%
         Class II A-2 Pass Through Rate                                                                                     2.05000%
   (r)   Monthly Servicing Fee
                     Group I                                                                                              179,152.35
                     Group II                                                                                             164,494.53
   (s)   Formula Principal Distribution
                     Group I Certificates                                                                               2,788,689.96
                     Group II Certificates                                                                              1,576,538.73
   (t)   Deposited to Certificate Account
                     Group I Available Funds Shortfall                                                                          0.00
                     Group II Available Funds Shortfall                                                                         0.00

   (u)   Delinquency                                                                Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
                     Number 31-59 days delinquent                                           164                 60               224
                     Balance 31 - 59 days delinquent                              $3,489,527.28      $2,744,338.34     $6,233,865.62
                     Number 60-89 days delinquent                                            38                 23                61
                     Balance 60-89 days delinquent                                $1,045,850.90      $1,021,701.12     $2,067,552.02
                     Number 90 or more days delinquent                                       43                 20                63
                     Balance 90 or more days delinquent                           $1,448,059.62      $1,109,870.63     $2,557,930.25
                                                                               -----------------  -----------------  ---------------
                     EOP Delinquent Number                                                  245                103               348
                     EOP Delinquent Balance                                       $5,983,437.80      $4,875,910.09    $10,859,347.89
                                                                               =================  =================  ===============

   (v)   Repurchased Contracts           (see attached)                             Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
                     Number of Repurchased                                                    0                  0                 0
                     Repuchase Price of Contracts                                          0.00               0.00              0.00

   (w)   Repossessions or Foreclosures                                              Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
                     BOP Repossessions Number                                                21                 12                33
                     BOP Repossessions Balance                                      $587,772.56        $522,250.99     $1,110,023.55
                     Plus Number Repossessions this Month                                    23                  5                28
                     Plus Balance Repossessions this Month                           637,878.33         161,840.33        799,718.66
                     Less Liquidations Number                                              (12)                (3)              (15)
                     Less Liquidations Balance                                     (320,676.37)        (99,212.50)      (419,888.87)
                                                                               -----------------  -----------------  ---------------
                     EOP Repossessions Number                                                32                 14                46
                     EOP Repossessions Balance                                      $904,974.52        $584,878.82     $1,489,853.34
                                                                               =================  =================  ===============

   (x)   Radian Enhancement Payment Group                                                                                       0.00
         Ambac Enhancement Payment Group                                                                                        0.00
         Amount Received from Radian                                                                                            0.00
         Amount Received from Ambac                                                                                             0.00


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                                                                                    Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
   (y)   Monthly Advance Amount                                                            0.00               0.00              0.00
         Outstanding Amount Advanced                                                       0.00               0.00              0.00

   (z)   Radian Class I A Monthly Premium                                                                                  42,438.83
         Radian Class II A Monthly Premium                                                                                 71,799.53
         Ambac Class I A Monthly Premium                                                                                   40,670.55
         Ambac Class II A Monthly Premium                                                                                  40,795.18
         Amount Reimbursed to Radian                                                                                            0.00
         Amount Reimbursed to Ambac                                                                                             0.00
         Amount Distributed to Class R Certificateholders Gr I  (CUSIP# 100002124)                                        442,508.12
         Amount Distributed to Class R Certificateholders Gr II (CUSIP# 100002124)                                        683,055.96

  (aa)   Current Period Net Weighted Average Contract Rate Group I                                                            10.20%
         Current Period Net Weighted Average Contract Rate Group II                                                            7.33%
         Prior Period Net Weighted Average Contract Rate Group I                                                              10.20%
         Prior Period Net Weighted Average Contract Rate Group                                                                 7.33%
         II

  (bb)   Number of repossessions currently held by servicer                                                                       46
         Aggregate Principal Balance of related defaulted contracts                                                     1,489,853.34

                                                                                    Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
  (cc)   Pool Scheduled Principal Balance                                        214,982,822.84     197,393,437.17    412,376,260.01
         Pool Scheduled Principal Balance expressed as a percentage                  96.431015%         97.259991%        96.826053%
         Group I Pool Scheduled Principal Balance                                212,194,132.88     195,816,898.44    408,011,031.32
         Group II Pool Scheduled Principal Balance                                   95.180142%         96.483197%        95.801096%
         Ending Collateral Loan Balance                                          212,401,462.39     195,822,048.01    408,223,510.40


  (dd)   Aggregate Deficiency Amounts                                                                                         550.00
         Servicer Deficiency Amounts received                                                                                 192.50

  (ee)   Net Funds Cap Carryover Amount paid to the Class II A-1 Certificateholders                                             0.00
         Net Funds Cap Carryover Amount paid to the Class II A-2 Certificateholders                                             0.00

                                                                                   Letter of         Letter of        Total Letter
  (ff)   Letters of Credit                                                          Credit I         Credit II           Credit
         Beginning Period Letter of Credit                                        13,376,370.00      19,280,669.00     32,657,039.00
         Draws to the Letter of Credit                                                     0.00               0.00              0.00
         Reimbursements to the Letter of Credit                                            0.00               0.00              0.00
                                                                               -----------------  -----------------  ---------------
         End of Period Letter of Credit                                           13,376,370.00      19,280,669.00     32,657,039.00
                                                                               -----------------  -----------------  ---------------

                                                                                    Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---- ----------
  (gg)   Cumulative Realized Losses                                                  327,790.79          91,187.61        418,978.40
         Average 60 day Delinquency Ratio                                                 0.98%              0.77%             0.88%
         Average 30 day Delinquency Ratio                                                 2.44%              1.93%             2.20%
         12 Month Realized Loss Ratio                                                     0.06%              0.02%             0.04%

  (hh)   Cumulative Realized Losses Test Met                                                                                      NO
         Principal Distribution Test Met                                                                                          NO
         Distribution Date constitutes Cross-Over Date for Group I                                                                NO
         Distribution Date constitutes Cross-Over Date for Group II                                                               NO

  (ii)   Servicer Termination Event                                                                                               NO


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  (jj)   Enhancements                                                               Group I            Group II        Total Pool
                                                                               -----------------  -----------------  ---------------
         Radian Enhancement Reduction Amount                                               0.00               0.00              0.00
         Radian Enhancement Amount before Distribution Date                                0.00               0.00              0.00
         Radian Enhancement Amount after Distribution Date                                 0.00               0.00              0.00


  (kk)   Amounts received from the Hedge Counterparty                                                                     373,625.82
         Amount paid to the Hedge Counterparty                                                                            995,191.32
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